UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2009

Advanta Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-14120	23-1462070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania	19477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 657-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operation and Financial Condition.

The information in this Current Report on Form 8-K (the “Form 8-K”) is to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On January 29, 2009, Advanta Corp. (the “Company”) issued a press release describing its results for the quarter ended December 31, 2008 and for full year 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On January 29, 2009 at 9:00 a.m. Eastern time, Company management also will hold a conference call (the “Conference Call”), publicly announced in its press release dated January 22, 2009.  The call will be broadcast for the public simultaneously over the Internet through www.advanta.com or www.investorcalendar.com. Replays of the call are available on both sites for 12 months from the date of the call.

This Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected.  The most significant of these risks and uncertainties are: (1) political conditions, social conditions, monetary and fiscal policies and general economic and other environmental conditions, including the impact of the ongoing disruption in the capital markets and deterioration of the U.S. economy, as well as the potential for further deterioration and disruption, and the impact of these factors on the level of new account originations, customer spending, delinquencies, charge-offs, the value of and ability to realize expected returns on our investments, and other results of operations; (2) factors affecting fluctuations in the number of accounts or receivable balances, including the retention of customers after promotional pricing periods have expired, changes in terms on their accounts, or changes in programs or product offerings; (3) interest rate and credit spread fluctuations; (4) factors affecting our level of costs and expenses; including difficulties achieving expected operating cost reductions due to, among other things, operational delays associated with new systems and processes, changes in personnel, changes in timing for our plans for implementation of our outsourcing initiatives and changes in the estimated timing for completion of a reduction in workforce; (5) factors affecting our level of liquidity, including funding decisions, the potential timing of the securitizations of our receivables and our ability to monetize our investments; (6) government regulation of banking and finance businesses, including the effects of and changes in the level of scrutiny, regulatory requirements and regulatory initiatives, certain mandatory and possibly discretionary action by state and federal regulators, restrictions and limitations imposed by banking laws, regulators, examinations and reviews, and the effects of, and changes in, regulatory policies, guidance, interpretations and initiatives and agreements between us and our regulators; (7) effect of legal and regulatory developments relating to the legality of certain business methods, practices and policies of credit card issuers and the ultimate resolution of industry-related judicial proceedings relating to the legality of certain interchange rates; (8) the amount and cost of financing available to us; (9) the ratings on the debt of Advanta Corp. and its subsidiaries; and (10) the impact of litigation and legal, regulatory, administrative or other claims, investigations or proceedings including judgments, settlements and actual or anticipated insurance recoveries for costs or judgments.  Additional risks that may affect the Company’s future performance are detailed in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibit relating to Item 2.02 shall be deemed “filed” under the Exchange Act:

99.1	Press Release issued January 29, 2009 regarding financial results for the quarter ended December 31, 2008 and full year 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanta Corp.
(Registrant)

Date:	January 29, 2009	By:	/s/ Jay A. Dubow
Jay A. Dubow, Chief Administrative
Officer, Senior Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.1	Press release issued January 29, 2009	Filed herewith
regarding financial results for
the quarter ended December 31, 2008
and full year 2008